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                                                                       EXHIBIT 4

                  INCORPORATED UNDER THE LAWS OF THE STATE OF


                                   Maryland
                                 ------------



        NUMBER                                                          SHARES
         *0*                                                              *0*


                     HARRIS PREFERRED CAPITAL CORPORATION

        This Certifies that   Jane Doe                          is the owner of
                           _____________________________________

        Zero (o)------------------------------------
        ____________________________________________full paid and non-assessable

        SHARES OF THE PREFERRED STOCK OF Harris Preferred Capital Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed.

        The corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation, this___________________________day
        of___________________A.D. 19__.


        _______________________                          ______________________
                  SECRETARY                                        PRESIDENT
        Thomas R. Sizer                                  Paul R. Skubic



        For Value Received, _____ hereby sell, assign and transfer unto ______________________________________________________________
        _______________________________________________________________ Shares
        represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________
        Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premisies
          Dated______________ 19____
               In presence of

        _______________________________   __________________________________